    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 19, 1998
                                                     REGISTRATION NO. 333-44113

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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                --------------
                        POST-EFFECTIVE AMENDMENT NO. 1
                                      TO
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                --------------
                            HEWLETT-PACKARD COMPANY
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                     CALIFORNIA                                            94-1081436
          (State or other jurisdiction of                               (I.R.S. employer
           incorporation or organization)                            identification number)

                              3000 HANOVER STREET
                              PALO ALTO, CA 94304
                                (650) 857-1501
  (Address including zip code, and telephone number, including area code, of
                  Principal Executive Offices of Registrant)

                                --------------

                            D. CRAIG NORDLUND, ESQ.
                    ASSOCIATE GENERAL COUNSEL AND SECRETARY
                            HEWLETT-PACKARD COMPANY
                              3000 HANOVER STREET
                              PALO ALTO, CA 94304
                                (650) 857-1501
(Name, address, including zip code, and telephone number, including area code, of agent for service of process)

                                --------------

                                  COPIES TO:

                ANN O. BASKINS, ESQ.                                 DOUGLAS D. SMITH, ESQ.
                MARIE OH HUBER, ESQ.                                GREGORY J. CONKLIN, ESQ.
              HEWLETT-PACKARD COMPANY                              GIBSON DUNN & CRUTCHER LLP
                3000 HANOVER STREET                           ONE MONTGOMERY STREET, TELESIS TOWER
                PALO ALTO, CA 94304                                  SAN FRANCISCO, CA 94104
             TELEPHONE: (650) 857-1501                              TELEPHONE: (415) 393-8200

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  Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective.

  If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [X]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement from the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                                --------------

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SUCH SECTION 8(A), MAY DETERMINE.

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

  This Post-Effective Amendment No. 1 is being filed with the Securities and Exchange Commission for the purpose of adding new Exhibit 12.

ITEM 16. EXHIBITS

 EXHIBIT NO.                            DESCRIPTION
 -----------                            -----------
  4.1*       Form of Liquid Yield Option(TM) Note.
  4.2*       Indenture between the Company and Chase Manhattan Bank and Trust
             Company, National Association, as Trustee.
  4.3        Amended & Restated Articles of Incorporation of Hewlett-Packard
             Company (incorporated by reference to Exhibit 3(a) of the
             Company's Annual Report on Form 10-K for the fiscal year ended
             October 31, 1997).
  4.4        Amended Bylaws of Hewlett-Packard Company (incorporated by reference to Exhibit 3(b) of the Company's Annual Report on Form
             10-K for the fiscal year ended October 31, 1996).
  5*         Opinion of Gibson, Dunn & Crutcher LLP regarding the legality of securities being registered.
  8*         Opinion of General Tax Counsel of Hewlett-Packard Company.
 10*         Registration Rights Agreement between the Company and Merrill
             Lynch & Co.
 12          Computation of Ratio of Earnings to Fixed Charges.
 23.1*       Consent of Independent Accountants.
 23.2*       Consent of Gibson, Dunn & Crutcher LLP
 24*         Powers of Attorney.
 25*         Statement of Eligibility of Trustee of Form T-1.

--------
(TM) Trademark of Merrill Lynch & Co., Inc.
* Previously filed.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palo Alto, State of California, on March 19, 1998.

                                          Hewlett-Packard Company

                                                      Lewis E. Platt*
                                          By___________________________________
                                                      Lewis E. Platt
                                          Chairman of the Board, President and
                                           Chief Executive Officer (Principal
                                           Executive Officer)

  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in their capacities and on the dates indicated.

             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----
          Lewis E. Platt*            Chairman of the Board,          March 19, 1998
____________________________________ President and Chief
           Lewis E. Platt            Executive Officer (Principal
                                     Executive Officer)

         Robert P. Wayman*           Executive Vice President,       March 19, 1998
____________________________________ Finance and Administration
          Robert P. Wayman           and Chief Financial Officer
                                     (Principal Financial
                                     Officer) and Director

       Raymond W. Cookingham*        Vice President and              March 19, 1998
____________________________________ Controller (Principal
       Raymond W. Cookingham         Accounting Officer)

____________________________________ Director
       Philip M. Condit


        Thomas E. Everhart*          Director                        March 19, 1998
____________________________________
         Thomas E. Everhart

             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----
           John B. Fery*             Director                        March 19, 1998
____________________________________
            John B. Fery

          Jean-Paul Gimon*           Director                        March 19, 1998
____________________________________
         Jean-Paul G. Gimon

             Sam Ginn*               Director                        March 19, 1998
____________________________________
              Sam Ginn

        Richard A. Hackborn*         Director                        March 19, 1998
____________________________________
        Richard A. Hackborn

         Walter B. Hewlett*          Director                        March 19, 1998
____________________________________
         Walter B. Hewlett

       George A. Keyworth II*        Director                        March 19, 1998
____________________________________
       George A. Keyworth II

         David M. Lawrence*          Director                        March 19, 1998
____________________________________
      David M. Lawrence, M.D.

           Susan P. Orr*             Director                        March 19, 1998
____________________________________
            Susan P. Orr

                                     Director
____________________________________
          David W. Packard

        /s/ Ann O. Baskins
*By:___________________________
          Attorney-in-Fact

                                 EXHIBIT INDEX

   EXHIBIT NO.                            DESCRIPTION
   -----------                            -----------
    4.1*       Form of Liquid Yield Option(TM) Note.
    4.2*       Indenture between the Company and Chase Manhattan Bank and Trust
               Company, National Association, as Trustee.
    4.3        Amended & Restated Articles of Incorporation of Hewlett-Packard
               Company (incorporated by reference to Exhibit 3(a) of the
               Company's Annual Report on Form 10-K for the fiscal year ended
               October 31, 1996).
    4.4        Amended Bylaws of Hewlett-Packard Company (incorporated by reference to Exhibit 3(b) of the Company's Annual Report on Form
               10-K for the fiscal year ended October 31, 1996).
    5*         Opinion of Gibson, Dunn & Crutcher LLP regarding the legality of securities being registered.
    8*         Opinion of General Tax Counsel of Hewlett-Packard Company.
   10*         Registration Rights Agreement between the Company and Merrill
               Lynch & Co.
   12          Computation of Ratio of Earnings to Fixed Charges.
   23.1*       Consent of Independent Accountants.
   23.2*       Consent of Gibson, Dunn & Crutcher LLP.
   24*         Powers of Attorney.
   25*         Statement of Eligibility of Trustee of Form T-1.

--------
(TM)Trademark of Merrill Lynch & Co., Inc.
 *Previously filed.